UBS PACESM Select Advisors Trust

UBS PACE Alternative Strategies Investments

Supplement to the Statement of Additional Information ("SAI"), dated November 28, 2008

March 6, 2009

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Alternative Strategies Investments (the "fund"). Effective February 12, 2009, one of the fund's investment advisors, Analytic Investors, LLC, has agreed to a reduced subadvisory fee schedule.

As a result of the change, the SAI is hereby revised as follows:

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 98 of the SAI is revised by replacing the first full paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Analytic Investors, LLC ("Analytic Investors"), Wellington Management Company, LLP ("Wellington Management") and Goldman Sachs Management, L.P. ("GSAM"), UBS Global AM (not the fund) pays Analytic Investors a fee on an annual basis of 0.45% of the fund's average daily net assets for the first $200 million, 0.40% of the fund's average daily net assets for the next $200 million and 0.30% of the fund's average daily net assets over $400 million that it manages; Wellington Management a fee on an annual basis of 0.750% of the fund's average daily net assets for the first $200 million and 0.725% of the fund's average daily net assets over $200 million that it manages; and GSAM a fee on an annual basis of 0.80% of the fund's average daily net assets for the first $300 million, 0.75% of the fund's average daily net assets for the next $200 million and 0.70% of the fund's average daily net assets over $500 million that it manages. UBS PACE Alternative Strategies Investments commenced operations on April 3, 2006. For the period April 3, 2006 through July 31, 2006, UBS Global AM paid or accrued aggregate investment advisory fees to Analytic Investors and Wellington Management of $125,092. For fiscal years ended July 31, 2008 and July 31, 2007, UBS Global AM paid or accrued aggregate investment advisory fees to Analytic Investors, Wellington Management and GSAM of $4,621,164 and $1,728,251, respectively.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS375